UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2005

CAMDEN PROPERTY TRUST

(Exact name of Registrant as specified in its Charter)

Texas	1-12110	76-6088377
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 2.02 Results of Operations and Financial Condition.

On February 1, 2005, Camden Property Trust (the “Company”) issued a press release announcing its consolidated financial results for the quarter and year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Title

99.1	Press Release issued by Camden Property Trust dated February 1, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2005

CAMDEN PROPERTY TRUST
By:	/s/ Dennis M. Steen
Dennis M. Steen
Senior Vice President - Finance, Chief Financial Officer and Secretary